SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2006

Accredited Mortgage Loan Trust 2006-1

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-124435	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Accredited Mortgage Loan REIT Trust

(Exact name of co-registrant as specified in its charter)

Maryland	333-124435-01	35-2231035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15090 Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Description of the Notes and the Mortgage Loans

Accredited Home Lenders, Inc. and Accredited Mortgage Loan REIT Trust (the “Registrants”) have registered issuances of an aggregate of up to $4,000,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File Nos. 333-124435 and 333-124435-01) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 2006-1, a Delaware statutory trust, issued $997,727,000 in aggregate principal amount of its Accredited Mortgage Loan Asset-Backed Notes, Series 2006-1 (the “Notes”) on March 28, 2006 (the “Closing Date”).

The Sale and Servicing Agreement filed in connection with the Notes is hereby amended pursuant to Amendment Number 1 to the Sale and Servicing Agreement, dated as of October 26, 2006 attached hereto as Exhibit 10.1, among Accredited Home Lenders, Inc., as sponsor and as servicer, Accredited Mortgage Loan REIT Trust, as depositor, Accredited Mortgage Loan Trust 2006-1, as issuing entity and Deutsche Bank National Trust Company, as indenture trustee.

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Item 9.01 - Financial Statements and Exhibits:

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

10.1	Amendment Number 1 to the Sale and Servicing Agreement, dated as of October 26, 2006, among Accredited Home Lenders, Inc., as sponsor and as servicer, Accredited Mortgage Loan REIT Trust, as depositor, Accredited Mortgage Loan Trust 2006-1, as issuing entity and Deutsche Bank National Trust Company, as indenture trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan Trust 2006-1

By:	Accredited Home Lenders, Inc.

By:	/s/ Charles O. Ryan
	Name:	Charles O. Ryan
	Title:	Securitization Coordinator

Dated: October 26, 2006

EXHIBIT INDEX

10.1	Amendment Number 1 to the Sale and Servicing Agreement, dated as of October 26, 2006, among Accredited Home Lenders, Inc., as sponsor and as servicer, Accredited Mortgage Loan REIT Trust, as depositor, Accredited Mortgage Loan Trust 2006-1, as issuing entity and Deutsche Bank National Trust Company, as indenture trustee.